COMMERCIAL NOTE:  REVOLVING CREDIT/PRIME/LIBOR (OHIO)
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Amount           City, State     Date                 FOR BANK USE ONLY
                                                      --------------------------
$15,000,000.00   Dayton, Ohio    September 11, 1996   Obligor #
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                                                      Tax I. D. #
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                                                      Obligation #
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                                                      Office
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FOR VALUE RECEIVED, MIAMI COMPUTER SUPPLY INC., an Ohio corporation and
DIVERSIFIED DATA PRODUCTS, INC., a Michigan corporation (collectively the "Borrower"), whose mailing address is 3884 Indian Ripple Road, Dayton, Ohio 45440-3448 hereby promises to pay to the order of NATIONAL CITY BANK OF DAYTON ("Bank"), a national banking association having its banking office at 6 N. Main Street, Dayton Ohio 45412, at Bank's banking office (or at such other place as Bank may from time to time designate by written notice) in lawful money of the United States of America, the principal sum of

                             FIFTEEN MILLION DOLLARS

or such lesser amount as may appear on this Note, or as may be entered in a loan account on Bank's books and records, or both, together with interest, all as provided below.

1. Commitment. This Note evidences an arrangement (the "Subject Commitment") whereby Borrower may, on the date of this Note and thereafter until (but not including) September 11, 1998 (the "Expiration Date") or such earlier date upon which the Subject Commitment is terminated or reduced to zero, obtain from Bank, subject to the terms and conditions of this Note, such loans (each a "Subject Loan") as Borrower may from time to time properly request. The amount of the Subject Commitment shall be equal to the face amount of this Note, provided, that Borrower shall have the right, at any time and from time to time, to permanently reduce the amount of the Subject Commitment to any amount that is an integral multiple of One dollar ($1.00) (the "Minimum Borrowing Amount") by giving Bank not less than one (1) Banking Day's prior notice (which shall be irrevocable) of the effective date of the reduction, provided, that no reduction in the amount of the Subject Commitment shall be effective if, after giving effect to that reduction, the aggregate unpaid principal balance of the Subject Loans would exceed the amount of the Subject Commitment as so reduced. Regardless of any fee or other consideration received by Bank, the Subject Commitment may be terminated pursuant to section 11.

2. Fees. Borrower shall pay Bank a commitment fee (a) in arrears on November 30, 1996 and quarter-annually thereafter and upon the termination of the Subject Commitment or the reduction thereof to zero, (b) based on the average daily difference between the amount of the Subject Commitment and the aggregate unpaid principal balance of the Subject Loans during the period from the due date of the last such fee (or, if none, the date of this Note) to the due date of the fee in question, and (c) computed at the rate of one quarter percent (.25%) per annum.

3. Loan Requests; Disbursement. A Subject Loan is properly requested if requested orally or in writing not later than 2:00 p. m., Banking-Office Time,

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of the Banking Day upon which that Subject Loan is to be made. Each request for a Subject Loan shall of itself constitute, both when made and when honored, a representation and warranty by Borrower to Bank that Borrower is entitled to obtain the requested Subject Loan. Bank is hereby irrevocably authorized to make an appropriate entry on this Note, in a loan account on Bank's books and records, or both, whenever Borrower obtains a Subject Loan. Each such entry shall be prima facie evidence of the data entered, but the making of such an entry shall not be a condition to Borrower's obligation to pay. Bank is hereby directed, absent notice from Borrower to the contrary, to disburse the proceeds of each Subject Loan to Borrower's general checking account with Bank. Bank shall have no duty to follow, nor any liability for, the application of any proceeds of any Subject Loan.

4. Conditions: Subject Loans. Each Subject Loan shall be in an amount that is an integral multiple of the Minimum Borrowing Amount. Borrower shall not be entitled to obtain any Subject Loan (a) on or after the termination of the Subject Commitment or the reduction thereof to zero, (b) if either at the time of Borrower's request for that loan or when that request is honored there shall exist or would occur any Event of Default, (c) if any representation, warranty, or other statement (other than any expressly made as of a single date) made by Borrower (other than Bank) in any Related Writing would, if made either as of the time of Borrower's request for that Subject Loan or as of the time when that request is honored, be untrue or incomplete in any respect, or (d) if after giving effect to that Subject Loan and all others for which requests are then pending, the aggregate unpaid principal balance of the Subject Loans would exceed the then amount of the Subject Commitment.

5. Interest. The unpaid principal balance of each Subject Loan shall at all times bear interest at the Contract Rate, provided, that so long as any principal of or accrued interest on any Subject Loan is overdue, all unpaid principal of each Subject Loan and all overdue interest on that principal (but not interest on overdue interest) shall bear interest at a fluctuating rate equal to two percent (2%) per annum above the rate that would otherwise be applicable, but in no case less than two percent (2%) per annum above the Prime Rate; provided further, that in no event shall any principal of or interest on any Subject Loan bear interest at any time after Maturity at a lesser rate than the rate applicable thereto immediately after Maturity. The "Contract Rate" shall at all times be a fluctuating rate equal to the Prime Rate, provided, that Borrower shall have the right from time to time to irrevocably elect two percent (2%) per annum plus LIBOR as the Contract Rate applicable during a Contract Period to a Unit in the amount of $500,000.00 (or any greater amount that is an integral multiple of $100,000.00) by specifying the term and amount, respectively, of the Contract Period and Unit in a notice given to Bank orally or in writing not later than 2:00 p. m., Banking-Office Time, of the third (3rd) Eurodollar Banking Day preceding the first day of that Contract Period.

Interest on each Subject Loan shall be payable in arrears on September 30, 1996 and on the last day of each month thereafter, at Maturity, and on demand thereafter, except that interest on each LIBOR Unit shall be payable in arrears on the last day of the Contract Period for that Unit, at Maturity, and on demand thereafter, and in the case of any Contract Period having a term longer than ninety (90) days, shall also be payable every three (3) months after the first day of the Contract Period. The principal comprising each LIBOR Unit shall, at the end of the Contract Period for that Unit, become part of the Prime Rate Unit

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unless and to the extent that Borrower shall have elected otherwise as hereinbefore provided. Bank shall be entitled to fund and maintain its funding of all or any part of any LIBOR Unit in any manner Bank may from time to time deem advisable, Borrower hereby acknowledging that all determinations relating to LIBOR Units shall be made as if Bank had actually funded and maintained each such Unit by the purchase of deposits in an amount similar to the amount of that Unit, with a maturity similar to the Contract Period for that Unit, and bearing interest at LIBOR with respect to that Unit.

6. Ineffective Elections. Notwithstanding any provision or inference to the contrary, Bank shall have the right in its discretion, without notice to Borrower, to deem ineffective Borrower's election of a Contract Rate if (a) on or before the first day of the Contract Period specified in Borrower's notice of that election, the Subject Commitment shall have been terminated or reduced to zero, (b) the Contract Period specified in Borrower's notice of that election would end after the Expiration Date, (c) at the time of that election or on the first day of the Contract Period specified in Borrower's notice thereof, there shall exist or there would occur any Event of Default, (d) any representation, warranty, or other statement (other than any expressly made as of a single date) made by any Person (other than Bank) in any Related Writing would, if made either as of the time of that election or as of the first day of the Contract Period specified in Borrower's notice thereof, be untrue or incomplete in any respect, (e) after giving effect to that election, more than one Contract Rate would be applicable to all or any part of any Unit, (f) Bank shall determine that any governmental authority has asserted that it is unlawful for Bank to fund, make, or maintain loans bearing interest based on LIBOR, or (g) after giving effect to that election, the aggregate unpaid principal balance of the Subject Loans would, on the first day of the Contract Period specified in Borrower's notice of that election, be less than the then aggregate amount of all LIBOR Units. Moreover, Borrower shall not be entitled to elect a Contract Rate if Bank shall determine that (i) dollar deposits of the appropriate amount and maturity are not available in the market selected by Bank for the purpose of funding the relevant Unit at LIBOR, (ii) circumstances affecting the market selected by Bank for the purpose of funding the relevant Unit make it impracticable for Bank to determine LIBOR, (iii) LIBOR is unlikely to adequately compensate Bank for the cost of making, funding, or maintaining the relevant Unit for the Contract Period specified in Borrower's notice of that election, or
(iv) any governmental authority has asserted that it is unlawful for Bank to fund, make, or maintain loans bearing interest based on LIBOR. Bank's books and records shall be conclusive (absent manifest error) as to whether Bank shall have deemed any election of a Contract Rate ineffective. Except as hereinbefore provided, there is no limit to the number of Contract Rates that may be applicable to the unpaid principal balance of this Note at any one time.

7. Ineffective Elections; Governmental Acts. If Bank shall deem ineffective Borrower's election of a Libor Unit, then, and in each such case, that election shall be ineffective and interest shall accrue at the Prime Rate until a conforming notice is made pursuant to Section 5. If Bank shall determine that any governmental authority has asserted that it is unlawful for Bank to fund, make, or maintain loans bearing interest based on LIBOR, then, and in each such case, notwithstanding any provision or inference to the contrary, the principal comprising each then outstanding LIBOR Unit shall, upon Bank's giving Borrower notice of that determination, be added to and become part of the Prime Rate Unit, and Borrower shall concurrently with the addition of that principal to the Prime Rate Unit, pay to Bank the accrued interest on the principal so added (if

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


any) then due. Bank shall calculate interest on said unit for the entire Contract Period based upon the applicable Prime Rate of Bank during said Contract Period.

8. Repayment. Subject to section 11, each Subject Loan shall be due and payable in full upon the Expiration Date. Borrower shall have the right to prepay each Subject Loan in whole or in part, provided, that each such prepayment shall be in an amount that is an integral multiple of the Minimum Borrowing Amount. Each prepayment of the Subject Loans may be made without premium or penalty, provided, that if any LIBOR Unit is paid (whether by way of a prepayment or a payment following any acceleration of the due date thereof) in whole or in part before the last day of the Contract Period for that Unit, then, and in each such case, Borrower shall, concurrently with the payment, pay to Bank (i) the accrued interest on the principal being prepaid and (ii) a premium based on the principal amount paid and computed for the period from the date of payment to the last day of the Contract Period for that Unit at a rate per annum equal to the excess, if any, of the Contract Rate theretofore applicable over the Reinvestment Rate.

9. Definitions. As used in this Note, except where the context clearly requires otherwise, "Affiliate" means, when used with reference to any Person (the "subject"), a Person that is in control of, under the control of, or under common control with, the subject, the term "control" meaning the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; "Bank Debt" means, collectively, all Debt to Bank, whether incurred directly to Bank or acquired by it by purchase, pledge, or otherwise, and whether participated to or from Bank in whole or in part;

"Banking Day" means any day (other than any Saturday, Sunday or legal holiday) on which Bank's banking office is open to the public for carrying on substantially all of its banking functions; "Banking-Office Time" means, when used with reference to any time, that time determined at the location of Bank's banking office; "Contract Period" means, relative to a Unit, a period selected by Borrower, provided, that each Contract Period shall commence on a Eurodollar Banking Day and end one (1) month, two (2) months, or three (3) months thereafter, or, subject in each case to Bank's assent thereto, four (4) months or six (6) months thereafter, provided, that (a) if any Contract Period otherwise would end on a day that is not a Eurodollar Banking Day, it shall end instead on the next following Eurodollar Banking Day unless that day falls in another calendar month, in which latter case the Contract Period shall end instead on the next preceding Eurodollar Banking Day and (b) if any Contract Period commences on a day for which there is no numerical equivalent in the calendar month in which that Contract Period is to end, it shall end on the last Eurodollar Banking Day of that calendar month; "Debt" means, collectively, all obligations of the Person or Persons in question, including, without limitation, every such obligation whether owing by one such Person alone or with one or more other Persons in a joint, several, or joint and several capacity, whether now owing or hereafter arising, whether owing absolutely or contingently, whether created by lease, loan, overdraft, guaranty of payment, or other contract, or by quasi-contract, tort, statute, other operation of law, or otherwise; "Eurodollar Banking Day" means any Banking Day on which banks in the London Interbank Market deal in United States dollar deposits and on which banking institutions are generally open for domestic and international business at the place where Bank's


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


banking office is located and in New York City; "LIBOR" means, with respect to a Unit, the rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) determined by Bank by dividing (a) the rate per annum determined by Bank to equal the average rate per annum at which deposits (denominated in United States dollars) in an amount similar to that Unit and with a maturity similar to the Contract Period for that Unit are offered to Bank at 11:00 A.M. London time (or as soon thereafter as practicable) two (2) Eurodollar Banking Days prior to the first day of that Contract Period by banking institutions in any Eurodollar market selected by Bank by (b) the difference of one (1) less the Reserve Percentage; "LIBOR Unit" means a Unit for which the Contract Rate is based on LIBOR; "Maturity" means, when used with reference to any Subject Loan, the date (whether occurring by lapse of time, acceleration, or otherwise) upon which that Subject Loan is due; "Note" means this promissory note (including, without limitation, each addendum, allonge, or amendment, if any, hereto); "Obligor" means Borrower; "Person" means any authorized officer of Borrower as set forth from time to time in Borrower's Certified Corporate Resolutions with Bank; "Prime Rate" means the fluctuating rate per annum which is publicly announced from time to time by Bank as being its so-called "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately, and without notice changing the Prime Rate thereafter applicable hereunder, it being acknowledged that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating-rate loans; "Prime Rate Unit" means, at any time, the then aggregate unpaid principal balance of the Subject Loans for which the Contract Rate is based on the Prime Rate; "Proceeding" means any assignment for the benefit of creditors, any case in bankruptcy, any marshalling of any Obligor's assets for the benefit of creditors, any moratorium on the payment of debts, or any proceeding under any law relating to conservatorship, insolvency, liquidation, receivership, trusteeship, or any similar event, condition, or other thing; "Reinvestment Rate" means, when used with respect to any period, a per annum rate of interest equal to the "bond equivalent yield" for the most actively traded issues of U.S. Treasury Bills, U. S. Treasury Notes, or U. S. Treasury Bonds for a term similar to the period in question; "Related Writing" means this Note and any indenture, note, guaranty, assignment, mortgage, security agreement, subordination agreement, notice, financial statement, legal opinion, certificate, or other writing of any kind pursuant to which all or any part of the Bank Debt of Borrower is issued, which evidences or secures all or any part of the Bank Debt of Borrower, which governs the relative rights and priorities of Bank and one or more other Persons to payments made by, or the property of, any Obligor, which is delivered to Bank pursuant to another such writing, or which is otherwise delivered to Bank by or on behalf of any Person (or any employee, officer, auditor, counsel, or agent of any Person) in respect of or in connection with all or any part of the Bank Debt of Borrower; "Reporting Person" means each Obligor and each member of any "Reporting Group" as defined in any addendum to this Note; "Reserve Percentage" means the percentage (expressed as a decimal) which Bank determines to be the maximum (but in any case less than 1.00) reserve requirement (including, without limitation, any emergency, marginal, special, or supplemental reserve requirement) prescribed for so-called "Eurocurrency liabilities" (or any other category of liabilities that includes deposits by reference to which the interest rate applicable to LIBOR Units is determined) under Regulation D (as amended from time to time) of the Board of Governors of the Federal Reserve System or under any successor regulation which Bank determines to be applicable, with each change in such maximum reserve requirement automatically, immediately, and without notice changing the interest rate thereafter applicable to each LIBOR Unit, it being agreed that LIBOR Units

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shall be deemed Eurocurrency liabilities subject to such reserve requirements without the benefit of any credit for proration, exceptions, or offsets; "Unit" means the aggregate unpaid principal balance of this Note or any part of that balance; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

10. Events of Default. It shall be an "Event of Default" if (a) all or any part of the Bank Debt of any Obligor shall not be paid in full promptly when due (whether by lapse of time, acceleration, or otherwise); (b) any representation, warranty, or other statement made by any Person (other than Bank) in any Related Writing shall be untrue or incomplete in any respect when made; (c) any Person (other than Bank) shall repudiate or shall fail or omit to perform or observe any agreement contained in this Note or in any other Related Writing that is on that Person's part to be complied with; (d) any indebtedness (other than any evidenced by this Note) of any Obligor shall not be paid when due, or there shall occur any event, condition, or other thing which gives (or which with the lapse of any applicable grace period, the giving of notice, or both would give) any creditor the right to accelerate or which automatically accelerates the maturity of any such indebtedness; (e) Bank shall not receive (in addition to any information described in any addendum to this Note) without expense to Bank,
(i) forthwith upon each request of Bank made upon Borrower therefor, (A) such information in writing regarding each Reporting Person's financial condition, properties, business operations, if any, and pension plans, if any, prepared, in the case of financial information, in accordance with generally accepted accounting principles consistently applied and otherwise in form and detail satisfactory to Bank or (B) written permission, in form and substance satisfactory to Bank, from each Reporting Person to inspect (or to have inspected by one or more Persons selected by Bank) the properties and records of that Reporting Person and to make copies and extracts from those records or
(ii) prompt written notice whenever Borrower (or any director, employee, officer, or agent of Borrower) knows or has reason to know that any Event of Default has occurred; (f) any judgment shall be entered against any Obligor in any judicial or administrative tribunal or before any arbitrator or mediator;
(g) any Obligor shall fail or omit to comply with any applicable law, rule, regulation, or order in any material respect; (h) any proceeds of any Subject Loan shall be used for any purpose that is not in the ordinary course of Borrower's business; (i) any property in which any Obligor now has or hereafter acquires any rights or which now or hereafter secures any Bank Debt shall be or become encumbered by any mortgage, security interest, or other lien, except any mortgage, security interest, or other lien consented to by Bank; (j) any Obligor shall at any time or over any period of time sell, lease, or otherwise dispose of all or any material part of that Obligor's assets, except for inventory sold in the ordinary course of business and other assets sold, leased, or otherwise disposed of with the consent of Bank; (k) any Obligor shall cease to exist or shall be dissolved, become legally incapacitated, or die; (l) any Proceeding shall be commenced with respect to any Obligor; (m) there shall occur or commence to exist any event, condition, or other thing that constitutes an "Event of Default" as defined in any addendum to this Note; (n) there shall occur any event, condition, or other thing that has, or, in Bank's judgment, is likely to have, a material adverse effect on the financial condition, properties, or business operations of any Obligor or on Bank's ability to enforce or exercise any agreement or right arising under, out of, or in connection with any Related Writing; or (o) the holder of this Note shall, in good faith, believe that the prospect of payment or performance of any obligation evidenced by this Note is impaired.

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11. Effects of Default. If any Event of Default (other than the commencement of any Proceeding with respect to Borrower) shall occur, then, and in each such case, notwithstanding any provision or inference to the contrary, Bank shall have the right in its discretion, by giving written notice to Borrower, to
(a) immediately terminate the Subject Commitment (if not already terminated or reduced to zero) and (b) declare each Subject Loan (if not already due) to be due, whereupon each Subject Loan shall immediately become due and payable in full. If any Proceeding shall be commenced with respect to Borrower, then, notwithstanding any provision or inference to the contrary, automatically, without presentment, protest, or notice of dishonor, all of which are waived by all makers and all indorsers of this Note, now or hereafter existing, (i) the Subject Commitment shall immediately terminate (if not already terminated or reduced to zero) and (ii) each Subject Loan (if not already due) shall immediately become due and payable in full.

12. Late Charges. If any principal of or interest on any Subject Loan is not paid within ten (10) days after its due date, then, and in each such case, Bank shall have the right to assess a late charge, payable by Borrower on demand, in an amount equal to the greater of twenty dollars ($20.00) or five percent (5%) of the amount not timely paid.

13. No Setoff. Borrower hereby waives any and all now existing or hereafter arising rights to recoup or offset any obligation of Borrower under or in connection with this Note or any Related Writing against any claim or right of Borrower against Bank.

14. Indemnity: Governmental Costs. If (a) there shall be enacted any law (including, without limitation, any change in any law or in its interpretation or administration and any request by any governmental authority) relating to any interest rate or any assessment, reserve, or special deposit requirement (except if and to the extent utilized in computation of the Reserve Percentage) against assets held by, deposits in, or loans by Bank or to any tax (other than any tax on Bank's overall net income) and (b) in Bank's sole opinion any such event increases the cost of funding or maintaining any LIBOR Unit or reduces the amount of any payment to be made to Bank in respect thereof, then, and in each such case, upon Bank's demand, Borrower shall pay Bank an amount equal to each such cost increase or reduced payment, as the case may be. In determining any such amount, Bank may use reasonable averaging and attribution methods. Each determination by Bank shall be conclusive absent manifest error.

15. Indemnity: Capital Adequacy. If (a) at any time any governmental authority shall require National City Corporation, a Delaware corporation, its successors or assigns, or Bank, whether or not the requirement has the force of law, to maintain, as support for the Subject Commitment, capital in a specified minimum amount that either is not required or is greater than that required at the date of this Note, whether the requirement is implemented pursuant to the "risk-based capital guidelines" (published at 12 CFR 3 in respect of "national banking associations", 12 CFR 208 in respect of "state member banks", and 12 CFR 225 in respect of "bank holding companies") or otherwise, and (b) as a result thereof the rate of return on capital of National City Corporation, its successors or assigns, or Bank or both (taking into account their then policies as to capital adequacy and assuming full utilization of their capital) shall be directly or indirectly reduced by reason of any new or added capital thereby attributable to the Subject Commitment; then, and in each such case, Borrower shall, on Bank's demand, pay Bank as an additional fee such amounts as will in Bank's reasonable

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


opinion reimburse National City Corporation, its successors and assigns, and Bank for any such reduced rate of return. In determining the amount of any such fee, Bank may use reasonable averaging and attribution methods. Each determination by Bank shall be conclusive absent manifest error.

16. Indemnity: Administration and Enforcement. Borrower will reimburse Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Bank in administering this Note or in protecting, enforcing, or attempting to protect or enforce its rights under this Note. If any amount (other than any principal of any Subject Loan and any interest and late charges) owing under this Note is not paid when due, then, and in each such case, Borrower shall pay, on Bank's demand, interest on that amount from the due date thereof until paid in full at a fluctuating rate equal to four percent (4%) per annum plus the Prime Rate.

17. Waivers; Remedies; Application of Payments. Bank may from time to time in its discretion grant waivers and consents in respect of this Note or any other Related Writing or assent to amendments thereof, but no such waiver, consent, or amendment shall be binding upon Bank unless set forth in a writing (which writing shall be narrowly construed) signed by Bank . No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by Bank shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as Bank may deem expedient. Without limiting the generality of the foregoing, neither Bank's acceptance of one or more late payments or charges nor Bank's acceptance of interest on overdue amounts at the respective rates applicable thereto shall constitute a waiver of any right of Bank. Each right, power, or privilege specified or referred to in this Note is in addition to and not in limitation of any other rights, powers, and privileges that Bank may otherwise have or acquire by operation of law, by other contract, or otherwise. Bank shall be entitled to equitable remedies with respect to each breach or anticipatory repudiation of any provision of this Note, and Borrower hereby waives any defense which might be asserted to bar any such equitable remedy. Bank shall have the right to apply payments in respect of the indebtedness evidenced by this Note with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable.

18. Other Provisions. The provisions of this Note shall bind Borrower and Borrower's successors and assigns and benefit Bank and its successors and assigns, including each subsequent holder, if any, of this Note, provided, that no Person other than Borrower may obtain Subject Loans; provided further, that neither any such holder of this Note nor any assignee of any Subject Loan, whether in whole or in part, shall thereby become obligated to grant Borrower any Subject Loan. Except for Borrower and Bank and their respective successors and assigns, there are no intended beneficiaries of this Note or the Subject Commitment. The provisions of sections 12 through 22, both inclusive, shall survive the payment in full of the principal of and interest on this Note. The captions to the sections and subsections of this Note are inserted for convenience only and shall be ignored in interpreting the provisions thereof. Each reference to a section includes a reference to all subsections thereof (i.e., those having the same character or characters to the left of the decimal

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point) except where the context clearly does not so permit. If any provision in this Note shall be or become illegal or unenforceable in any case, then that provision shall be deemed modified in that case so as to be legal and enforceable to the maximum extent permitted by law while most nearly preserving its original intent, and in any case the illegality or unenforceability of that provision shall affect neither that provision in any other case nor any other provision. All fees, interest, and premiums for any given period shall accrue on the first day thereof but not on the last day thereof (unless the last day is the first day) and in each case shall be computed on the basis of a 360-day year and the actual number of days in the period. In no event shall interest accrue at a higher rate than the maximum rate, if any, permitted by law. Bank shall have the right to furnish to its Affiliates, and to such other Persons as Bank shall deem advisable for the conduct of its business, information concerning the business, financial condition, and property of Borrower, the amount of the Bank Debt of Borrower, and the terms, conditions, and other provisions applicable to the respective parts thereof. This Note shall be governed by the law (excluding conflict of laws rules) of the jurisdiction in which Bank's banking office is located.

19. Integration. This Note and, to the extent consistent with this Note, the other Related Writings, set forth the entire agreement of Borrower and Bank as to the subject matter of this Note, and may not be contradicted by evidence of any agreement or statement unless made in a writing (which writing shall be narrowly construed) signed by Bank contemporaneously with or after the execution and delivery of this Note. Without limiting the generality of the foregoing, Borrower hereby acknowledges that Bank has not based, conditioned, or offered to base or condition the credit hereby evidenced or any charges, fees, interest rates, or premiums applicable thereto upon Borrower's agreement to obtain any other credit, property, or service other than any loan, discount, deposit, or trust service from Bank.

20. Notices and Other Communications. Each notice, demand, or other communication, whether or not received, shall be deemed to have been given to Borrower whenever Bank shall have mailed a writing to that effect by certified or registered mail to Borrower at Borrower's mailing address (or any other address of which Borrower shall have given Bank notice after the execution and delivery of this Note); however, no other method of giving actual notice to Borrower is hereby precluded. Borrower hereby irrevocably accepts Borrower's appointment as each Obligor's agent for the purpose of receiving any notice, demand, or other communication to be given by Bank to each such Obligor pursuant to any Related Writing. Each communication to be given to Bank shall be in writing unless this Note expressly permits that communication to be made orally, and in any case shall be given to Bank's Corporate Banking Group at Bank's banking office (or any other address of which Bank shall have given notice to Borrower after the execution and delivery this Note). Borrower hereby assumes all risk arising out of or in connection with each oral communication given by Borrower and each communication given or attempted by Borrower in contravention of this section. Bank shall be entitled to rely on each communication believed in good faith by Bank to be genuine.

21. Warrant of Attorney. Borrower hereby authorizes any attorney at law at any time or times to appear in any state or federal court of record in the United States of America after all or any part of the obligations evidenced by this Note shall have become due, whether by lapse of time, acceleration, or otherwise, and in each case to waive the issuance and service of process, to present to the court this Note and any other writing (if any) evidencing the obligation or obligations in question, to admit the due date thereof and the nonpayment thereof when due, to confess judgment against Borrower in favor of Bank for the full amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and waive all rights of appeal and any stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment against Borrower be vacated for any reason, Bank may nevertheless utilize the foregoing warrant of attorney in thereafter obtaining one or more additional judgments against Borrower.

22. Jurisdiction and Venue; Waiver of Jury Trial. Any action, claim, counterclaim, crossclaim, proceeding, or suit, whether at law or in equity, whether sounding in tort, contract, or otherwise at any time arising under or in connection with this Note or any other Related Writing, the administration, enforcement, or negotiation of this Note or any other Related Writing, or the performance of any obligation in respect of this Note or any other Related Writing (each such action, claim, counterclaim, crossclaim, proceeding, or suit, an "Action") may be brought in any federal or state court located in the city in which Bank's banking office is located. Borrower hereby unconditionally submits to the jurisdiction of any such court with respect to each such Action and hereby waives any objection Borrower may now or hereafter have to the venue of any such Action brought in any such court. Borrower HEREBY, AND EACH HOLDER OF THIS Note, BY TAKING POSSESSION THEREOF, KNOWINGLY AND VOLUNTARILY WAIVES JURY TRIAL IN RESPECT OF ANY Action.

                                Borrower:

                                MIAMI COMPUTER SUPPLY INC.
                                (an Ohio corporation)

                                By: ___________________________________________

                                Printed Name: Albert L. Schwarz

                                Title:  President


(complete only if required--)   And By: _______________________________________

                                Printed Name: Thomas C. Winstel

                                Title:  Vice President


                                DIVERSIFIED DATA PRODUCTS, INC.
                                (a Michigan corporation)


                                By: ________________________________________

                                Printed Name: Michael E. Peppel

                                Title:  Secretary

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

COMMERCIAL NOTE ADDENDUM (OHIO)
- ------------------------------------------------------------------
Amount           City, State    Date   FOR BANK USE ONLY
                                       ---------------------------
$15,000,000.00   Dayton, Ohio          Obligor #
- ------------------------------------------------------------------
                                       Tax I. D. #
                                       ---------------------------
                                       Obligation #
                                       ---------------------------
                                       Office
                                       ---------------------------

This Commercial Note Addendum (this "Addendum") is made by MIAMI COMPUTER SUPPLY INC., an Ohio corporation and DIVERSIFIED DATA PRODUCTS, INC., a Michigan corporation (collectively the "Borrower"), at the place and as of the date first set forth above.

Borrower has executed and delivered to National City Bank of Dayton ("Bank") a promissory note dated September ____, 1996, in the face amount set forth above and captioned Commercial Note: Revolving Credit/Prime/LIBOR (Ohio).

This Addendum is hereby made a part of the note described above and that note is hereby supplemented by adding the following Events of Default thereto:

1.  Information.  It shall be an Event of Default if Bank shall not receive:

   (a) as soon as available, and in any event within forty five (45) days after each quarter-annual fiscal period of each of Borrower's fiscal years, the Reporting Group's balance sheet as at the end of the period and the Reporting Group's statements of cash flow, income, and surplus reconciliation for Borrower's then current fiscal year to date, prepared for Borrower alone, and on comparative basis with the prior year, in accordance with GAAP, and in form and detail satisfactory to Bank, and

   (b) as soon as available, and in any event within ninety (90) days after the end of each of Borrower's fiscal years, a complete copy of an annual report (including, without limitation, all financial statements therein and notes thereto) of the Reporting Group for that year, (i) prepared in the manner described in the next preceding clause (a), (ii) certified, without qualification as to GAAP, as having been audited by independent certified public accountants selected by Borrower and satisfactory to Bank, and
   (iii) accompanied by a copy of any management report, letter, or similar writing furnished to any member of the Reporting Group by those accountants.

   (c) concurrently with each delivery of financial statements pursuant to clause (a) or (b) of this section 1, a compliance certificate signed by Borrower's chief financial officer (or other officer acceptable to Bank) and otherwise in form and substance satisfactory to Bank (i) certifying that to the best of that officer's knowledge and belief, (A) those financial statements have been prepared in accordance with GAAP and fairly present in all material respects the financial condition and results of operations of the Reporting Group, if any, in accordance with GAAP subject, in the case of interim financial statements, to routine year-end adjustments and (B) no Event of Default then exists or if any does, a brief description of the Event of Default and Borrower's intentions in respect thereof and (ii) setting forth calculations with respect to each subsection of section 2.

2. Financial Standards and Limitations or Advances. Each of the following shall be an Event of Default:


         2.1 Tangible Net Worth. If the Reporting Group's Tangible Net Worth shall at any time be less than the required amount, initially two million seven hundred thousand dollars ($2,700,000.00), increasing to three million two hundred thousand dollars ($3,200,000.00) on December 31, 1996 which amount shall be permanently increased on the last day of each of Borrower's fiscal years, commencing with December 31, 1997, by an amount equal to at least fifty percent (50%) of Borrower's net income.

         2.2 Leverage. If the Reporting Group's aggregate Debt shall at any time exceed an amount equal to four hundred fifty percent (450%) of the Reporting Group's Tangible Net Worth.

         2.3 Pre-Tax Interest Coverage. If, as of the last day of any Interest Coverage Measurement Period, commencing with the Interest Coverage Measurement Period ending on December 31, 1996, the aggregate of
         (a) the Reporting Group's Net Income for that period, plus (b) the Reporting Group's interest expense for that period, plus (c) the Reporting Group's federal, state, and local income taxes, if any, for that period shall be less than one hundred fifty percent (150%) of the Reporting Group's interest expense for that period. Each "Interest Coverage Measurement Period" shall be a fiscal year of Borrower.

         2.4  Dividends.

         Dividends Based on Percentage of Net Income. If (a) any member of the Reporting Group shall make or commit itself to make any Dividend unless
         (i) that Dividend is payable solely in cash, (ii) no Event of Default is then existing or would thereupon occur, and (iii) after giving effect to that Dividend, the aggregate of all Dividends (other than any paid to one or more other members of the Reporting Group) paid by that member during any fiscal year of that member would not exceed an amount equal to fifty percent (50%) of the Net Income of that member for that fiscal year to the date of that Dividend.

         2.5 Limitation on Advances. If any member of the Reporting Group shall use advances to acquire less than a majority interest in any company or venture without first obtaining Bank's prior written consent thereto.

3. Mergers and Equity Investments. It shall be an Event of Default if any member of the Reporting Group shall, without having first notified Bank in writing prior thereto, (a) be a party to any merger or consolidation, (b) purchase or otherwise acquire all or substantially all of the assets and business of any corporation or other business enterprise, (c) create, acquire, or have any Subsidiary, or make or keep any investment in any stocks or other equity securities of any kind, except any existing investment or Subsidiary fully disclosed in the Most Recent Financial Statements or any future investment in the stocks or other equity securities of any such Subsidiary, (d) be or become a party to any joint venture or partnership, except any existing joint venture or partnership fully disclosed in the Most Recent Financial Statements, (e) sell or otherwise transfer any equity interest in any Subsidiary of that member to any other person, except if and to the extent the sale or other transfer is required under applicable law solely for the purpose of qualifying directors, or (f) issue, if that member is a direct Subsidiary of any other member of the Reporting Group, any equity interest, except if and to the extent the issuance is to such other member or is required under applicable law solely for the purpose of qualifying directors. With respect to provisions (a) and (b) of this paragraph, Borrower shall, simultaneously with the written notice required herein provide Bank with pro forma financial statements for the contemplated transaction.

4. Credit Extensions and Non-Equity Investments. It shall be an Event of Default if any member of the Reporting Group shall, without having first notified Bank in writing, (a) make or have outstanding at any time any advance or loan to any Person, except any existing advance or loan fully disclosed in the Most Recent Financial Statements or any existing or future advance made by a member of the Reporting Group to an officer or employee of that member solely for the purpose of paying the ordinary and necessary business expenses of that member or (b) make or keep any investment in any notes, bonds, or other obligations of any kind for the payment of money, except any existing investment fully disclosed in the Most Recent Financial Statements or any existing or future investment, maturing not more than one (1) year from the date when made, in direct obligations of the United States of America or any agency thereof if the full faith and credit of the United States of America is obligated thereupon, in certificates of deposit issued by Bank, or in any other obligation that carries the highest quality rating of any nationally-recognized rating agency, or (c) be or become a guarantor of any kind, except any existing guaranty fully disclosed in the Most Recent Financial Statements or any existing or future indorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the ordinary course of business.

5. Borrowings. Except with respect to Debt incurred under paragraphs 3(a), 3(b) or 4(c) hereof, it shall be an Event of Default if any member of the Reporting Group shall, without having first obtained Bank's consent, create, assume, or have outstanding at any time any Debt, except any existing Debt fully disclosed in the Most Recent Financial Statements, any existing or future Bank Debt, any existing or future Subordinated Debt, or any existing or future Debt secured by any mortgage, security interest, or other lien expressly consented to by Bank.

6. Definitions. As used in this Addendum, except where the context clearly requires otherwise, "Compensation" includes all considerations (including without limitation, deferred compensation and disbursements to trusts), whatever the form or kind, for services rendered; "Dividend" means a payment made, liability incurred, or other consideration given by any Person (other than any stock dividend or stock split payable solely in capital stock of that Person) for the purchase, acquisition, redemption or retirement of any capital stock of that Person or as a dividend, return of capital, or other distribution in respect of that Person's capital stock; "GAAP" means generally accepted accounting principles applied in a manner consistent with those used in preparation of the Most Recent Financial Statements; "Most Recent Financial Statements" means the financial statements included in the Reporting Group's most recent annual report delivered to Bank on or before the date of this Addendum; "Net Income" means net income as determined in accordance with GAAP, after taxes, if any, and after extraordinary items, but without giving effect to any gain resulting from any reappraisal or write-up of any asset; "Reporting Group" means (I) Borrower alone, if all of the financial statements hereinbefore selected are prepared for Borrower alone, in which case all determinations referred to in section 2 shall be for Borrower alone and in accordance with GAAP; (II) Borrower and each Subsidiary of Borrower, if any of the financial statements hereinbefore selected are prepared on a consolidated basis, in which case all determinations referred to in section 2 shall be on a consolidated basis and in accordance with GAAP, and (III) Borrower and each other Person whose assets, liabilities, income, cash flow, and shareholders' equity are reported on a combined basis with those of Borrower, if any of the financial statements hereinbefore selected are prepared on a combined basis, in which case all determinations referred to in section 2 shall be on a combined basis and in accordance with GAAP;. "Subordinated", as applied to any liability of any Person, means a liability which at the time in question is subordinated (by a writing in form and substance satisfactory to Bank) in favor of the prior payment in full of that Person's Debt to Bank; "Subsidiary" means a corporation or other business entity if shares constituting a majority of its outstanding capital stock (or other form of ownership) or constituting a majority of the voting power in any election of directors (or shares constituting both majorities) are (or upon the exercise of any outstanding warrants, options or other rights would be) owned directly or indirectly at the time in question by the corporation in question or another Subsidiary of that corporation or any combination of the foregoing; "Tangible Net Worth" means, as to any Person, the excess (as determined in accordance with GAAP) of the net book value (after deducting all applicable valuation reserves and without any consideration to any re-appraisal or write-up of assets) of that Person's tangible assets (i.e., all assets other than intangibles such as patents, costs of businesses over net assets acquired, good will, and treasury shares) over that Person's Debt; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms. Any accounting term used in Addendum shall have the meaning ascribed thereto by GAAP as in effect on the date hereof, subject, however, to such modification, if any, as may be provided in this Addendum or in the note hereby supplemented.

                                Borrower:

                                MIAMI COMPUTER SUPPLY INC.
                                (an Ohio corporation)

                                By: ___________________________________________

                                Printed Name: Albert L. Schwarz

                                Title:  President


(complete only if
         required--)
                                And By: _______________________________________

                                Printed Name: Thomas C. Winstel

                                Title:  Vice President


                                DIVERSIFIED DATA PRODUCTS, INC.
                                (a Michigan corporation)

                                By: ________________________________________

                                Printed Name: Michael E. Peppel

                                Title:  Secretary

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

COMMERCIAL NOTE: BORROWING BASE ADDENDUM (OHIO)
   ----------------------------------------------------------------------------
   Amount            City, State       Date                 FOR BANK USE ONLY
                                                            -------------------
   $15,000,000.00    Dayton, Ohio      September ____,1996  Obligor #
   ----------------------------------------------------------------------------
                                                            Tax I. D. #
                                                            -------------------
                                                            Obligation #
                                                            -------------------
                                                            Office
                                                            -------------------

This Borrowing Base Addendum (this "Addendum") is made by MIAMI COMPUTER SUPPLY INC., an Ohio corporation and DIVERSIFIED DATA PRODUCTS, INC., a Michigan corporation ("Borrower"), at the place and as of the date first set forth above.

Borrower has executed and delivered to National City Bank of Dayton ("Bank") a promissory note (the "Note") dated September____, 1996, in the face amount set forth above and captioned Commercial Note: Revolving Credit/Prime/Libor (Ohio).

This Addendum is hereby made a part of the Note and the Note is hereby supplemented by adding the following provisions thereto:

Additional Conditions: Subject Loans. Borrower shall not be entitled to obtain any Subject Loan if, after giving effect to that Subject Loan and all others for which requests are then pending, the aggregate unpaid principal balance of the Subject Loans would exceed the lesser of either the then amount of the Subject Commitment or an amount (the "Borrowing Base") equal to the sum of

         (i) an amount equal to eighty five percent (85%) of the then net book value (after deducting any discount or other incentive for early payment but without deducting any bad debt reserve) of all Eligible Receivables, plus

         (ii) an amount equal to the lesser of either fifty percent (50%) of the then value (determined at the lower of cost or market on a first-in, first-out basis) of all Eligible Inventory not to exceed 45% of the aggregate unpaid principal balance, or, if advancing against foreign account receivables as defined on Borrower's monthly borrowing base certificate, not to exceed two million dollars ($2,000,000.00), all as determined in good faith by Bank on Bank's receipt of each month-end Borrowing Base Report and at such other times as Bank in its sole discretion shall deem advisable, on the basis, in Bank's sole discretion, of the then most recent Borrowing Base Report received by Bank, or the then most recent field audit (if any) made by Bank (or one or more Persons selected by Bank) or any other information obtained by Bank. Bank shall have the right in its sole discretion, at any time and from time to time, to change either or both of the foregoing percentages by giving Borrower not less than ten (10) days prior written notice of the percentage or percentages as so changed and the effective date of the change.

Mandatory Prepayment. Borrower shall prepay the principal of the Subject Loans whenever Bank determines in good faith that the aggregate unpaid principal balance of the Subject Loans exceeds the Borrowing Base, by an amount equal to the excess.

Additional Event of Default. It shall be an Event of Default if Bank shall not receive a Borrowing Base Report upon each request of Bank therefor and, in any case, within twenty (20) days after the end of each calendar month.

6. Definitions. As used in this Addendum, except where the context clearly requires otherwise, "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance, and includes, without limitation, all rights to payment earned or unearned under a charter or other contract involving the use or hire of a vessel and all rights incident to the charter or contract; "Account Debtor" means any person who, or any of whose property, shall at the time in question be obligated in respect of all or any part of a Receivable or any part thereof and includes, without limitation, co-makers, indorsers, guarantors, pledgors, hypothecators, mortgagors, and any other person who agrees, conditionally or otherwise, to make any loan to, purchase from, or investment in, any other Account Debtor or otherwise assure Borrower against loss on any Receivable in which Borrower now has or hereafter acquires any rights; "Borrowing Base Report" means a report, certified by an appropriate officer of Borrower to be true and complete to the best of the officer's knowledge and belief, setting forth the Borrowing Base as of the date on which that report is prepared, and otherwise being in form and detail satisfactory to Bank; "Chattel Paper" means a writing or writings (other than a charter or other contract involving the use or hire of a vessel) which evidence both a monetary obligation and a security interest in or a lease of specific goods, and, when a transaction is evidenced both by such a security agreement or lease and by an Instrument or series of Instruments, the group of writings taken together constitutes Chattel Paper; "Document" means (a) a document that purports to be issued by or addressed to a bailee and that purports to cover goods that are in the bailee's possession that are either identified or fungible portions of an identified mass, and includes a bill of lading, dock warrant, dock receipt, warehouse receipt, or order for the delivery of goods, and any other document that in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold, and dispose of the document and the goods it covers or (b) a receipt issued by the owner of goods including distilled spirits or agricultural commodities that are stored under a statute requiring a bond against withdrawal or a license for the issuance of receipts in the nature of a warehouse receipt; "Eligible Receivable" means those aged less than ninety (90) days, except all of Borrower's receivables from customer are ineligible if fifteen percent (15%) of the total due Borrower from that customer is aged (90) days or more; "Instrument" means a negotiable instrument, or a certificated security, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary indorsement or assignment; "Proceeds" means whatever is received or receivable upon sale, exchange, collection, or other disposition of any property or Proceeds, whether directly or indirectly, and includes, without limitation, the proceeds of any casualty, liability, or title insurance relating to any such property and any goods or other property returned after any such sale, exchange, collection, or other disposition; "Products" means property directly or indirectly resulting from any manufacturing, processing, assembling, or commingling of any goods; "Equipment" means goods that (a) are used or bought for use primarily in business, including, without limitation, farming or a profession, or by a person who is a non-profit organization or a governmental subdivision or agency or
(b) are not Inventory, farm products, or consumer goods but does not include equipment provided or manufactured by Hewlett-Packard Company; "Eligible Inventory" means finished goods only excluding; however, the greater of
(i) Borrower's Hewlett-Packard accounts payable; or (ii) Hewlett-Packard inventory. "Inventory" means goods that are held by a person who holds them for sale or lease or to be furnished under contracts of service or if that person has so furnished them, or if they are raw materials, work in process, or materials used or consumed in a business, except that Inventory does not include Equipment and does not include inventory provided or manufactured by Hewlett-Packard Company; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

                         Borrower:

                         MIAMI COMPUTER SUPPLY INC.
                         (an Ohio corporation)

                         By: ___________________________________________

                         Printed Name: Albert L. Schwarz

                         Title:  President


(complete only if
      required --)       And By: ________________________________________

                         Printed Name: Thomas C. Winstel

                         Title:  Vice President


                         DIVERSIFIED DATA PRODUCTS, INC.
                         (a Michigan corporation)

                         By: ________________________________________

                         Printed Name: Michael E. Peppel

                         Title:  Secretary

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                               SECURITY AGREEMENT
                       ALL PERSONAL PROPERTY AND FIXTURES
                                BORROWER GRANTOR

     This Security Agreement ("Agreement") is executed and delivered at Dayton, Ohio as of this ________ day of September , 1996 by Diversified Data Products, Inc. ("Grantor"), whose mailing address is 4177 - B VARSITY DRIVE, ANN ARBOR, MI 48108, to NATIONAL CITY BANK OF DAYTON ("Bank"), a national banking association having its office at 6 N. MAIN ST., DAYTON, OHIO 45412-2790.

     1. Grant of Interest. To secure the prompt payment in full of the Debt as and when the respective parts thereof become due, whether by lapse of time, by acceleration of maturity, or otherwise, Grantor hereby grants Bank a security interest in the Collateral. As to Collateral not now in existence or in which Grantor does not presently have any rights, Bank's security interest shall automatically attach thereto immediately when the same comes into existence and Grantor acquires any ownership rights therein, in each case without the making or doing of any further or other act of thing. "Collateral" means, collectively, all Inventory, all Accounts, all Chattel Paper, all Documents, all Equipment, including, without limitation, any Equipment described in Exhibit A (the "Supplemental Schedule" (except that Inventory and Equipment shall not include inventory or equipment that is manufactured by or provided by Hewlett-Packard Company)), if any, to this Agreement, all fixtures, including, without limitation, any fixtures described in the Supplemental Schedule, if any, all General Intangibles, all Instruments, all Receivables, and all Uncertified Securities in which Grantor now has or hereafter acquires any ownership rights, and all replacements and substitutions therefor and additions and accessions thereto, all property (except any consumer goods), tangible or intangible, in which Grantor now has or hereafter acquires any ownership rights and which now or hereafter is in Bank's control (by document of title or otherwise) or possession or is owed by Bank to Grantor, including, without limitation, the cash collateral account described in subsection 6.5, replacements and substitutions for, and all additions and accessions to, all or any part of the property hereinbefore described, all Products of all or any part of the goods hereinbefore described, and all Proceeds of all or any part of the property, including, without limitation, Products, hereinbefore described.

     2. Definitions. This Security Agreement relates to, is subject to the terms and conditions of, and shall be governed by that certain Commercial Note:
Revolving Credit/Prime/Libor (Ohio) (the "Note"), Commercial Note Addendum
(Ohio) (the "Addendum") and Commercial Note: Borrowing Base Addendum (Ohio) (the "Base Addendum") by and among Miami Computer Supply, Inc. ("Borrower"), Grantor and Bank of even date herewith. Terms defined herein shall have the same definitions as are ascribed to them in the Note, the Addendum or the Base Addendum, as appropriate, and any conflict of the terms, conditions or definitions between the Note, the Addendum, the Base Addendum or this Agreement shall be governed by the Note. As used in this Agreement, except where the context clearly requires otherwise, "General Intangible" means any personal property, including things in action, other than goods, Accounts, Chattel Paper, Documents, Instruments, and money; "Receivable" means any claim for or right to payment, however arising, whether classified as an Account, a General Intangible, or otherwise,

Security Agreement
Page 2

whether contingent or fixed, whether or not evidenced by any writing, and, if so evidenced, whether evidenced by Chattel Paper, one or more Instruments, or otherwise; "Subject Debt" means, collectively, all Bank Debt created or incurred by Grantor; "Uncertificated Security" means a share, participation, or other interest in the property or the enterprise of the issuer or an obligation of the issuer which is (a) not represented by an instrument and the transfer of which is registered upon books maintained for that purpose by or on behalf of the issuer, (b) of a type commonly dealt in on securities exchanges or markets, and
(c) either one of a class or series or by its terms divisible into a class or series of shares, participations, interests, or obligations; and the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

     3. Representations and Warranties. Grantor represents and warrants to Bank as follows:

          3.1 Existence. Grantor is a corporation organized and in good standing under Michigan law.

          3.2 Taxpayer Identification and Legal Name. Grantor's social security or federal taxpayer identification number is 38-2834713. Except as set forth in the Supplemental Schedule, if any, Grantor is not known among creditors by, and does not use or do business under, any name other than the name of Grantor first set forth above.

          3.3 Authority. Each Person, if any, executing and delivering this Agreement on behalf of Grantor or any other Person has been duly authorized to do so, and this Agreement is valid and enforceable against Grantor in accordance with its terms.

          3.4 Location of Chief Executive Office and Collateral. Grantor's chief executive office is located at 4177-B Varsity Drive, Ann Arbor, Michigan 48108. Grantor keeps all of Grantor's records relating to the Collateral at Grantor's chief executive office. All goods in which Grantor has any rights are kept at Grantor's chief executive office, at the other locations, if any, described in the Supplemental Schedule, if any, to this Agreement, and, with respect to certain goods, at such other locations to which Grantor is entitled to move those goods pursuant to subsection 5.1.

     3.5 Ownership. Grantor owns all of the Collateral described in the most recent financial statements furnished by Grantor to Bank or in which Grantor has thereafter acquired any rights absolutely free from any assignment, attachment, lease, license, mortgage, security interest, or other lien, and free from any other claim, right, or interest of any kind, except for any in favor of or consented to by Bank. No assignment, financing statement, or other writing (except any evidencing any lien or interest expressly permitted by this Agreement) describing the Collateral or any part thereof is on file in any public office.

Security Agreement
Page 3

4. General Provisions Applicable to All Collateral. The provisions of this section 4 shall apply with respect to all types of Collateral:

     4.1 Further Assistance. Grantor will, at Grantor's expense, make and do all such acts and things (including, without limitation, the delivery to Bank of any Chattel Paper, Document, Instrument, or other writing of any kind the possession of which perfects a security interest therein) as Bank may from time to time require for the better evidencing, perfection, protection, or validation of, or realization of the benefits of, its security interest. Without limiting the generality of the foregoing, Grantor will, at Grantor's expense, upon each request of Bank, (a) sign and file or permit Bank to file such financing statements and other writings as Bank may from time to time require and in such public offices as Bank may from time to time require, (b) comply with every other requirement deemed necessary by Bank for the perfection of its security interest, (c) execute and deliver such affidavits, assignments, financing statements, indorsements of specific items of Collateral, mortgages, powers of attorney, security agreements, and other writings, as Bank may from time to time require, each in form and substance satisfactory to Bank, and (d) cause all applicable certificates of title (in the case of any motor vehicle or other chattels in which Bank has been granted a security interest pursuant to this Agreement and which is subject to any certificate of title law) to be duly noted with Bank's security interest and to be deposited with Bank. Without diminishing or impairing any obligation of Grantor under this Agreement, a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement.

     4.2 Notice. Grantor will give Bank

     (a) not less than seven (7) days' prior written notice of any change in Grantor's name, in the location of its chief executive office or in the location at which it keeps any records relating to the Collateral or any part thereof, or of any other change in circumstances which affects or may affect the continuing efficacy of any financing statement filed in respect of Bank's security interest or the continuing status of Bank's security interest as the first priority lien on the Collateral or any part thereof,

     (b) immediate written notice whenever any person other than Grantor or Bank claims any lien or other right or interest of any kind in any of the Collateral, and

     (c) immediate written notice whenever Grantor acquires rights in any Collateral that is subject to (i) a treaty or statute of the United States which provides for national or international registration or a national or international certificate of title or which specifies a place of filing different from that specified in the Uniform Commercial Code as in effect on the date hereof in the jurisdiction in which Bank's banking office

Security Agreement
Page 4

     is located or (ii) a certificate of title statute of another jurisdiction under the law of which indication of a security interest is required as a condition of perfection.

     4.3 Records. Grantor will at all times keep accurate and complete records of the Collateral. Bank (or one or more persons selected by Bank who are reasonably acceptable to Grantor) shall have the right at all reasonable times to examine, inspect, and make extracts from Grantor's books and records and to examine, appraise, and protect the Collateral.

     4.4 Dispositions and Encumbrances. Grantor will not, without in each case obtaining Bank's consent,

     (a) sell or otherwise dispose of any Collateral or any interest therein, except in the ordinary course of Grantor's business or if and to the extent that the sale or other disposition is expressly permitted by this Agreement or

     (b) suffer or permit any Collateral (i) to be or become subject to any assignment, lease, license, attachment, mortgage, security interest, or other lien, or any other claim right, or interest of any kind, except for any in favor of or consented to by Bank or (ii) to be described in any mortgage, financing statement, or other writing, except any evidencing any lien or interest expressly permitted by this Agreement.

5. Special Provisions Applicable to Goods. The provisions of this section 5 shall apply with respect to all goods in which Bank has been granted a security interest pursuant to this Agreement:

     5.1 Movement and Attachment to Real Property. Grantor will not suffer or permit any goods in which Bank has been granted a security interest pursuant to this Agreement to be moved from Grantor's chief executive office or the locations, if any, described in the Supplemental Schedule, if any, to this Agreement, as the location of the goods in question on the date hereof, except if and to the extent that the goods are either Inventory being shipped to or from Grantor in the ordinary course of business or are mobile goods which are of a type normally used in more than one jurisdiction and are in fact so used by Grantor in the ordinary course of business. Grantor will not under any circumstance suffer or permit any goods in which Bank has been so granted a security interest to be or become a fixture without Bank's consent.

     5.2 Maintenance of Goods, Taxes and Preservation Costs. Grantor will maintain in good condition all goods in which Bank has been granted a security interest pursuant to this Agreement, and will pay promptly all assessments, levies, taxes, and other charges pertaining thereto, and all repair, maintenance, and preservation costs in

Security Agreement
Page 5

     respect thereof. If Grantor does not do so, then, and in each such case, Bank shall have the right, at its option, to pay the same, and Grantor will, on Bank's demand, reimburse Bank for all amounts Bank so pays.

     5.3 Insurance. Grantor will at all times keep all goods in which Bank has been granted as security interest insured under so-called "cause of loss special form" policies of insurance issued by such companies and in such amounts (but in no case less than the greater of the full replacement value thereof or the amount necessary to prevent the operation of any applicable coinsurance provision) as shall be acceptable to Bank. Any determination by Bank regarding the acceptability of the issuer or the amount of any insurance policy shall be deemed to have been made without any representation or warranty of any kind, Grantor hereby assuming the burden of ensuring that each such issuer and each such amount is adequate for the protection of Grantor and the Bank. Grantor will cause each policy of Insurance covering any goods in which Bank has been granted a security interest pursuant to this Agreement to (a) require the insurer to give Bank written notice not less than thirty (30) days prior to any cancellation, expiration, modification, or non-renewal of the policy, (b) have attached thereto (i) a lender's loss payable endorsement in favor of Bank, entitling Bank to collect any and all proceeds payable under the policy and providing in effect that the rights and interests of Bank thereunder are independent of, and shall not be diminished or impaired by, any action, inaction, or breach of condition on the part of Grantor and (ii) a waiver of subrogation endorsement, and (c) be otherwise in form and substance satisfactory to Bank. Grantor will seasonably pay all premiums for the foregoing policies of insurance and will cause the issuer of each such policy to deliver an original counterpart thereof directly to Bank. Grantor hereby assigns to Bank any returned or unearned premiums due upon cancellation of any such insurance and directs insurer to pay to Bank all amounts so due. All or any portion of amounts received by Bank in payment of insurance losses or returned or unearned premiums may, at Bank's option, be applied to the Subject Debt (with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable) or to the repair, replacement, or restoration of the goods insured. Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact to adjust all insurance losses, to sign all applications, receipts, releases, and other writings necessary to collect any such loss and any returned or unearned premiums, to execute proofs of loss, to make settlements, to indorse and collect any check or other item payable to Grantor issued in connection therewith, and to apply the same to payment of the Subject Debt as hereinbefore provided. If Grantor does not maintain insurance pursuant to this subsection, then, and in each such case, Bank shall have the right to obtain such insurance or obtain insurance covering only Bank's interest, and, if Bank elects to do either, Grantor will, on Bank's demand, reimburse Bank for all amounts Bank expends in doing so.

Security Agreement
Page 6

5.4 Acquisition and Disposition of Inventory. Grantor will not

     (a) sell or otherwise dispose of any Inventory, except that so long as no Event of Default exists, Grantor shall have the right, in the ordinary course of business but not otherwise, to process and sell Inventory for customary prices, provided, that Grantor shall immediately deposit the proceeds of each such sale to the cash collateral account, if any then exists, pursuant to subsection 6.5, or, if none then exists, to the credit of Grantor's general checking account with Bank or

     (b) permit any goods in which Bank has been granted a security interest pursuant to this Agreement to be evidenced by any warehouse receipt or other document of title (other than any bill of lading or similar Document covering Inventory that has been sold in accordance with this section) or by any lease, conditional sale agreement, or other Chattel Paper of any kind.

6. Special Provision Applicable to Receivables. The provisions of this section 6 shall apply with respect to all Receivables in which Bank has been granted a security interest pursuant to this Agreement:

     6.1 Notice: Government Receivables; Non-Accounts. Grantor will give Bank immediate written notice whenever any Receivable (a) arises out of a contract with or order from the United States of America or any department, agency, instrumentality, or political subdivision thereof or (b) does not take the form of an Account or is evidenced in whole or in part by Chattel Paper or any Instrument.

     6.2 Collection of Receivables by Grantor. Subject to the provisions of subsection 6.3, Grantor will collect the Receivables in the ordinary course of business for the benefit of both Bank and Grantor at no cost or expense to Bank. Until any Event of Default shall have occurred and thereafter unless and until Bank shall have advised Grantor to the contrary, Grantor shall have the right in the ordinary course of business, to grant such waivers and consents to, enter into such compromises with, and otherwise deal with the Account Debtors in respect of the Receivables as Grantor in good faith may from time to time deem advisable.

     6.3 Direct Payment to Bank or Lockbox. Bank shall have the right, (a) in the Event of any Default, to instruct the Account Debtors, at Grantor's expense, to thereafter make their payments in respect of the Receivables directly to Bank and (b) in any event, by giving prior notice to Grantor, from time to time to require Grantor to instruct the Account Debtors thereafter to mail their payments to a post office lockbox which Bank shall maintain at Grantor's expense and to which only Bank shall have access. Following Bank's exercise of either such right, Grantor will not, without in

Security Agreement
Page 7

     each case first obtaining Bank's consent, demand payment in respect of any Receivable, and if Grantor shall at any time receive any payment in respect of any Receivable, Grantor will in each case give Bank prompt notice thereof, hold the amount so received in trust for the benefit of Bank, and promptly remit the same to Bank in the very form in which received but with all necessary endorsements and assignments to facilitate Bank's collection thereof.

     6.4 Authority of Account Debtors. Grantor irrevocably authorizes and directs each Account Debtor to honor any demand by Bank that all payments in respect of the Receivables thereafter be paid directly to Bank. In each such case the Account Debtor may continue directing all such payments to Bank until the Account Debtor shall have received written notice from Bank either that the Subject Debt has been paid in full or that Bank no longer claims a security interest in the Receivables. No Account Debtor shall have any responsibility to inquire into Bank's right to make any such demand or to follow Bank's disposition of any moneys paid to Bank by the Account Debtor.

     6.5 Deposits. All payments in respect of the Receivables shall, at Bank's option, be deposited either to a checking account maintained by Grantor with Bank or to a cash collateral account which shall bear no interest, over which Bank shall have sole dominion and control, and from which only Bank may withdraw funds, whichever option Bank shall from time to time elect by giving Grantor written notice thereof. Bank shall have no responsibility to ascertain whether any such payment is the correct amount owing. Each such deposit shall be subject to Bank's general rules and regulations except to the extent, if any, inconsistent with this Agreement.

     6.6 Withdrawal and Application of Funds. Bank may from time to time withdraw funds from the cash collateral account at will. Bank shall be under no obligation to withdraw funds from the cash collateral account, except that upon request of Grantor, Bank shall, if no Event of Default then exists, withdraw all such funds that are then collected. All funds so withdrawn shall be applied to the payment of the Subject Debt with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable (except that so long as no Default exists, Bank shall not apply any such withdrawal to any Subject Debt that is not then due without first obtaining Grantor's consent). If any funds so withdrawn and applied are recovered from Bank by any trustee in bankruptcy or any other person or are discovered not to have been collected and collection thereof is denied to Bank, Bank shall have the right to reverse any such application to the extent the funds are recovered from or not collected by Bank. Bank in its discretion may from time to time release to Grantor (or to Grantor's order) any or

Security Agreement
Page 8

     any of the funds then held in the cash collateral account, but no such release or releases shall commit Bank thereafter to make any further or other such releases.

     6.7 Vouchers, Receipts and Indorsements. Bank shall have full power and authority to execute and deliver such vouchers and receipts in respect of the Receivables, such indorsements of checks, and such other writings in respect of the foregoing as Bank may from time to time deem advisable. In connection with the foregoing Bank shall have full power and authority to sign Grantor's signature to all such vouchers, receipts, indorsements, and other writings whenever Bank deems such action advisable.

     6.8 Verification of Receivables. Bank shall have the right, at any time and from time to time, to arrange for verification of Receivables directly with Account Debtors or by such other methods as Bank shall deem advisable.

7. Maintenance and Defense of General Intangibles. Subject in each case to any security interest in favor of Bank and Bank's rights in respect thereof, and further subject to section 6 governing Receivables, Grantor will, until any Event of Default shall have occurred and thereafter unless and until Bank shall have advised Grantor to the contrary, without expense to Bank, maintain enforce, and exercise Grantor's rights in all General Intangibles (except any which are of no material value) and defend and protect those intangibles against dilution, diminution in value, infringement, misappropriation, and unauthorized use.

8. Effects of Default. Bank shall at all times have all of the rights of secured party under the law of the jurisdiction in which Bank's banking office is located and, in addition, if any Event of Default shall occur or commence to exist, then, and in each such case, the following provisions shall apply:

     8.1 Possession of Goods and Records. Bank shall have the right to take possession of all goods in which Bank has been granted a security interest pursuant to this Agreement, or such part of those goods as Bank may from time to time deem advisable, and Grantor will, on each demand of Bank, assemble and make available to Bank at such place or places as Bank may reasonably require such of those goods as Bank shall designate. Grantor will, on Bank's demand, deliver to Bank all of Grantor's books and records in respect of the Collateral.

     8.2 Enforcement of Rights. Bank shall have the right in its sole discretion to enforce payment of the Receivables by suit or otherwise, and to maintain and enforce rights in respect of any General Intangibles, but Bank shall have no duty to institute any suit or to take any other action or, having started any suit or the taking of any other action, to thereafter continue the same. In each case Bank may proceed with counsel of Bank's choosing.

Security Agreement
Page 9

     8.3 Exercise of Rights. Bank shall have full power and right to exercise any and all rights in respect of the Collateral as if Bank were the sole beneficial owner thereof and may, without limitation, grant such waivers and consents to, and enter into such compromises with, the Account Debtors and other persons, release (regardless of whether Bank receives any consideration therefor) any security for or any Account Debtor or other person liable on any Receivable, and grant the Account Debtors and other persons such other indulgences as Bank in good faith may from time to time deem advisable.

     8.4 Disposition. Bank shall have the right to sell or otherwise dispose of the Collateral or any part thereof or any interest therein at any time or from time to time. Bank shall give Grantor not less than ten (10) days' prior notice of either the date after which any intended private sale is to be made or the time and place of any intended public sale, except that Bank need give no such notice in the case of Collateral which Bank in good faith determines to be declining speedily in value or which is customarily sold on a recognized market. Grantor waives advertisement of any such sale and (except only to the extent notice is specifically required by the next preceding sentence) waives notice of any kind in respect of such sale. At any public sale Bank may purchase the Collateral or any part thereof free from any right of redemption, which right Grantor hereby waives. After deducting any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in assembling, taking, repairing, storing, and selling or otherwise disposing of the Collateral or any part thereof or any interest therein, Bank shall have the right to apply the net proceeds of sale to the Subject Debt with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable, and Grantor shall be liable for any deficiency.

9. Power of Attorney. Grantor hereby irrevocably constitutes and appoints Bank, through its employees and agents, with full power of substitution, as Grantor's true and lawful attorney-in-fact, with full irrevocable power and authority in the place of Grantor or in Bank's own name, for the purpose of carrying out the terms of this Agreement, to perform, at any time and from time to time, each agreement contained in this Agreement that is on Grantor's part to be complied with, and to take any and all actions and to execute and deliver any and all writings which may be necessary or desirable to give Bank the full benefit of this Agreement, in each case as Bank may from time to time deem advisable, Grantor hereby agreeing that Bank shall owe no duty whatever to Grantor to perform any such agreement, to take any such action, or to execute or deliver any such writing, or, having done so any one or more times, to thereafter continue doing so. Without limiting the generality of the foregoing, Grantor hereby irrevocably authorizes Bank, at any time and from time to time, to (a) fill in any blank space contained in this Agreement or any other

Security Agreement
Page 10

Related Writing, (b) to correct patent errors, to complete and correct the description of Collateral, and to complete the date herein or therein, and (c) to sign on Grantor's behalf and file, at Grantor's expense and without Grantor's signature, such affidavits, assignments, financing statements, indorsements of specific items of Collateral, mortgages, powers of attorney, security agreements, and other writings as Bank may from time to time deem advisable for the better evidencing, perfection, protection, or validation of, or realization of the benefits of, the security interest granted pursuant to this Agreement.

10. Unconditional and Continuing Security Interest. Grantor's obligations under this Agreement and the granting of a security interest to Bank pursuant to this Agreement are unconditional and effective immediately, and (except for obligations surviving indefinitely pursuant to section 16) those obligations and the security interest so granted shall continue in full effect, until the Subject Debt shall have been paid in full.

11. Grantor's Assent to Extensions, Releases, and Settlements. With respect to the Collateral, Grantor assents to any extension or postponement of the time of payment thereof or any other indulgence in connection therewith, to any exchange, release, replacement, or substitution of Collateral, to any addition or release of any Account Debtor, to any acceptance of any partial payment thereon and to any adjustment, compromise, or settlement in respect thereof, all in such manner and at such time or times as Bank shall deem advisable.

12. Bank's Duties Limited. Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, beyond the safe custody of any Collateral in Bank's possession. Bank shall have no liability for its delivery of any property to any person or persons who Bank determines in good faith to be entitled to the same.

13. No Setoff. Grantor hereby waives any and all now existing or hereafter arising rights to recoup or offset any obligation of Grantor under or in connection with this Agreement or any Related Writing against any claim or right of Grantor against Bank.

14. Indemnity: Administration, Enforcement, and Termination; Interest. Grantor will reimbursement Bank, on Bank's demand from time to time, for any and all fees, costs, and expenses (including without limitation, the fees and disbursements of legal counsel) incurred by Bank in administering this Agreement and in enforcing, exercising, or protecting its rights under this Agreement or under applicable law, or in attempting to do any of the foregoing. Grantor agrees that if and when Bank's security interest shall have terminated in accordance with the provisions of this Agreement, Grantor, will on Bank's demand from time to time reimburse Bank for any and all fees, costs, and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred by Bank in releasing or terminating each

Security Agreement
Page 11

assignment, financing statement, or other writing signed pursuant to this Agreement or in notifying Account Debtors of any such release or termination. If any amount owing under this Agreement is not paid when due, then, and in each such case, Grantor shall pay, on Bank's demand, interest on that amount from the due date thereof until paid in full at a fluctuating rate equal to four percent (4%) per annum plus the Prime Rate.

15. Waivers; Remedies; Application of Payment. Bank may from time to time in its discretion grant waivers and consents in respect of this Agreement or any other Related Writing or assent to amendments thereof, but no such waiver, consent, or amendment shall be binding upon Bank unless set forth in a writing (which writing shall be narrowly construed) signed by Bank. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, or privilege by Bank shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each such right, power, or privilege may be exercised either independently or concurrently with others and as often and in such order as Bank may deem expedient. Each right, power, or privilege specified or referred to in this Agreement is in addition to and not in limitation of any other rights, powers, and privileges that Bank may otherwise have or acquire by operation of law, by other contract, or otherwise. Bank shall be entitled to equitable remedies with respect to each breach or anticipatory repudiation of any provision of this Agreement, and Grantor hereby waives any defense which might be asserted to bar any such equitable remedy. Bank shall have the right to apply Proceeds and payments in respect of the Subject Debt with such allocation to the respective parts thereof and the respective due dates thereof as Bank in its sole discretion may from time to time deem advisable.

16. Other Provisions. The provisions of this Agreement shall bind Grantor and Grantor's executors, heirs, successors, and assigns and benefit Bank and its successors and assigns. Except for Grantor and Bank and their respective successors and assigns, there are no intended beneficiaries of this Agreement, provided, that Bank shall have the right, in its discretion, to designate, at any time and from time to time, one or more Account Debtors as intended beneficiaries of subsection 6.4. The provisions of sections 11 through 19, both inclusive, shall survive the payment in full of the Subject Debt and termination of the security interest granted pursuant to this Agreement. The several captions to different sections and subsections of this agreement are inserted for convenience only and shall be ignored in interpreting the provisions thereof. Each reference to a section includes a reference to all subsections thereof (i.e., those having the same character or characters to the left of the decimal point), except where the context clearly does not so permit. If any provision in this Agreement shall be or become illegal or unenforceable in any case, then that provision shall be deemed modified in that case so as to be legal and enforceable to the maximum extent permitted by law while most nearly preserving its original intent, and in any case the illegality or unenforceability of that provision shall affect neither that

Security Agreement
Page 12

provision in any other case nor any other provision. Interest for any given period under this Agreement shall accrue on the first day thereof but not on the last day thereof (unless the last day is the first day) and in each case shall be computed on the basis of a 360-day year and the actual number of days in the period. In no event shall interest accrue at a higher rate than the maximum rate, if any, permitted by law. Bank shall have the right to furnish to its Affiliates, and to such other persons as Bank shall deem advisable (with the prior consent of Grantor which shall not be unreasonably withheld) for the conduct of its business, information concerning the business, financial condition, and property of Grantor, the amount of the Bank Debt of Grantor, and the terms, conditions, and other provisions applicable to the respective parts thereof. This Agreement shall be governed by the law (excluding conflict of laws rules) of the jurisdiction in which Bank's banking office is located.

17. Integration. This Agreement and, to the extent consistent with this Agreement, the other Related Writings, set forth the entire agreement of Grantor and Bank as to its subject matter, and may not be contradicted by evidence of any agreement or statement unless made in writing (which writing shall be narrowly construed) signed by Bank contemporaneously with or after the execution and delivery of this Agreement.

18. Notices and Other Communications. Each notice, demand, or other communication, whether or not received, shall be deemed to have been given to Grantor whenever Bank shall have mailed a writing to that effect by certified or registered mail to Grantor at Grantor's mailing address (or any other address of which Grantor shall have given Bank notice after the execution and delivery of this Agreement); however, no other method of giving actual notice to Grantor is hereby precluded. Each communication to be given to Bank shall be in writing and shall be given to Bank's Corporate Banking Division at Bank's banking office (or any other address of which Bank shall have given notice to Grantor after the execution and delivery this Agreement). Grantor hereby assumes all risk arising out of or in connection with each communication given or attempted by Grantor in contravention of this section. Bank shall be entitled to rely on each communication believed in good faith by Bank to be genuine.

19. Jurisdiction and Venue; Waiver of Jury Trail. Any action, claim, counterclaim, crossclaim, proceeding, or suit, whether at law or in equity, whether sounding in tort, contract, or otherwise at any time arising under or in connection with this Agreement or any other Related Writing, the administration, enforcement, or negotiation of this Agreement or any other Related Writing, or the performance of any obligation in respect of this Agreement or any other Related Writing (each such action, claim, counterclaim, crossclaim, proceeding, or suit, an "Action") may be brought in any federal or state court located in the city in which Bank's banking office is located. Grantor hereby unconditionally submits to the jurisdiction of any such court with respect to each such Action and hereby waives any objection Grantor may now or hereafter have to the venue of any such Action brought in

Security Agreement
Page 13

any such court. Grantor HEREBY, AND EACH HOLDER OF THE Subject Debt OR ANY PART THEREOF, KNOWINGLY AND VOLUNTARILY WAIVES JURY TRIAL IN RESPECT OF ANY Action.


                              Grantor: Diversified Data Products, Inc.


                              _________________________________________


                              By:______________________________________


                              Printed Name: Michael E. Peppel


                              Title: Secretary

                        EXHIBIT A: SUPPLEMENTAL SCHEDULE

     This Supplemental Schedule consists of _________________ (_____) pages and is a part of the Security Agreement - All Personal Property and Fixtures - Borrower-Grantor (the "Agreement") made as of the _______ day of _______________ by and between Diversified Data Products, Inc. ("Grantor") and NATIONAL CITY BANK OF DAYTON ("Bank").

                       EQUIPMENT AND FIXTURES (section 1)


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   Description          Manufacturer          Model Number      Serial Number
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                          TRADENAMES (subsection 3.2)

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 Tradename         Registration Number      Jurisdiction      Registration Date
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

                  ADDITIONAL COLLATERAL LOCATIONS (section 8)

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    Street Address        County or Parish         State or            Zip Code
                                                 Commonwealth
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 3884 Indian Ripple Rd         Greene                Ohio                45440
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                                        Grantor: Diversified Data Products, Inc.




                                        By:_____________________________________

                                           Printed Name: Michael E. Peppel

                                           Title:  Secretary




                                   EXHIBIT A



Debtor:                                  Secured Party:
________________________________

________________________________

________________________________
                                         NATIONAL CITY BANK OF DAYTON
                                         _______________________________________

                                         _______________________________________

                                         Attn:__________________________________
                                                      (division or group)

The financing statement (the "Financing Statement") to which this Exhibit A is attached and of which it is made a part covers all of the following property (collectively, the "Collateral"): All accounts, chattel paper, documents, equipment, fixtures, general intangibles, instruments, inventory, Receivables, and uncertificated securities in which Debtor now has or hereafter acquires any rights, all property (except any consumer goods), tangible or intangible in which Debtor now has or hereafter acquires any rights and which now or hereafter is in Secured Party's control (by document of title or otherwise) or possession or is owed by Secured party to Debtor, all replacements and substitutions for, and additions and accessions to, all or any part of the property hereinbefore described, all Products of all or any part of the goods hereinbefore described, and all Proceeds of all or any part of the property, including, without limitation, Products, hereinbefore described; "Proceeds" meaning whatever is received or receivable upon sale, exchange, collections, or other disposition of any property or Proceeds, whether directly or indirectly, and includes, without limitation, the proceeds of any casualty, liability, or title insurance relating to any such property and any goods or other property returned after any such sale, exchange, collection, or other disposition; "Products" meaning property directly or indirectly resulting from any manufacturing, processing, assembling, or commingling of any goods; and "Receivable" meaning any claim for or right to payment, however arising, whether classified as an account, a general intangible, or otherwise, whether or not evidenced by any writing, and, if so evidenced, whether evidenced by chattel paper, one or more instruments, or otherwise.

                            HYPOTHECATION AGREEMENT

                                       SEPTEMBER __________________, 1996

DIVERSIFIED DATA PRODUCTS, INC., the undersigned ("Pledgor") grants National City Bank, ("Bank"), Dayton, Ohio as security for all Debt of MIAMI COMPUTER SUPPLY, INC. ("Borrower") to Bank, a security interest in the following property:

ACCOUNTS RECEIVABLES, INVENTORY, AND EQUIPMENT. (Inventory shall not, however, include inventory or equipment that is manufactured by or provided by Hewlett Packard Company.)

and in any all additions thereto and substitutions therefor in whole or in part and in all proceeds of the foregoing (all of which property additions, substitutions and proceeds are hereinafter called "Pledgor's Collateral"). This Hypothecation Agreement relates to, is subject to the terms and conditions of, and shall be governed by that certain Commercial Note: Revolving Credit/Prime/LIBOR (Ohio) (the "Note"), Commerical Note Addendum (Ohio) (the "Addendum") and Commercial Note: Borrowing Base Addendum (Ohio) (the "Base Addendum") by and among Borrower, Pledgor and Bank of even date herewith. Terms defined herein shall have the same definitions as are ascribed to them in the Note, the Addendum or the Base Addendum, as appropriate, and any conflict of the terms, conditions or definitions between the Note, the Addendum, the Base Addendum or this Agreement shall be governed by the Note.

     Upon an Event of Default, Bank shall have the right (but not the duly) to transfer to or register in its name or in the name of its nominee all or any part of Pledgor's Collateral; provided that neither Bank nor Bank's nominee shall have the right to vote any securities included in Pledgor's Collateral unless Bank shall have given Pledgor not less than ten (10) days prior written notice that any or all of the Debt is then in default in any manner and that Bank may thereafter vote the securities. Pledgor agrees that Bank shall have no duty to collect or protect any of Pledgor's Collateral or any income therefrom, nor to preserve rights against prior parties nor to exercise a warrant or option or preserve any right pertaining thereto beyond maintaining the safe custody of any Pledgor's Collateral.

     Upon an Event of Default, if for any reason Pledgor shall at any time obtain possession of any of Pledgor's Collateral, whether by reason of stock splits, stock dividends or liquidation dividends paid directly to Pledgor or otherwise (other than cash payments of accrued interest or current dividends paid out or earnings), Pledgor shall in each case receive the same in trust for the benefit of Bank and shall immediately deposit same with Bank (together with executed transfer powers, indorsements, assignments and other documents that Bank may request).

Hypothecation Agreement
Page 2

     Upon an Event of Default, Bank shall have all rights as set forth in the Note and, in its sole discretion, upon such terms and conditions and in such manner as Bank deems advisable, may sell, assign, transfer and deliver Pledgor's Collateral at any time or from time to time any thereof. No prior notice need be given to Pledgor or to Borrower or any one else in the case of any sale of Pledgor's Collateral which Bank in good faith determines to be declining rapidly in value or which is customarily sold at any securities exchange or in the over-the-counter market or in any other recognized market: but in any other case Bank shall give Pledgor not less than ten (10) days prior notice of either the date after which any intended private sale is to be made or the time and place of any intended public sale. Pledgor waives advertisement of any sale and except only to the extent notice is specifically required by the previous sentence, waives notice of any kind in respect of any sale. At any public sale Bank may purchase all or any part of Pledgor's Collateral free from any right redemption, which right Pledgor hereby waives. After deducting all expenses of every kind, Bank may hold all or any part of the net proceeds of any sale as security for, or may apply the net proceeds on, the Debt in such order of preference as Bank may determine.

     Pledgor's obligations and liabilities under this Agreement shall remain in full effect until payment in full of the Debt regardless of the lapse of time. Without limiting generality of the foregoing, Pledgor's obligations under this Agreement shall not be impaired or diminished by (a) any failure or refusal of Bank to grant financial accommodation to Borrower, (b) any extension, renewal or refinancing of the Debt or any thereof in whole or in part, even if Borrower might then be in default in any respect, (c) any waiver of any default or consent or indulgence granted to any Obligor, (d) any acceptance of Pledgor's Collateral for or any Obligor on the Debt, (e) any release of any Pledgor's Collateral or Obligors even if Bank receives no consideration for the release,
(f) Bank's failure to make any presentment, protest or demand for payment, to assert or perfect any claim or demand or to enforce any right or remedy, or any delay or neglect by Bank in respect of the foregoing, or (g) any failure to give Pledgor notice of the granting any financial accommodation to Borrower or the terms and other provisions applicable thereto, or of any default by Borrower or any other Obligor or of any of event, condition other that any specifically required by this Agreement.

     This Agreement shall remain in full force and effect until Bank's Commercial and Collateral Loan Department receives written notice either that Pledgor desires to terminate this Agreement as to any Debt incurred after the giving of any such notice or that Pledgor has been adjudicated a bankrupt or insolvent, provided that after any such termination Pledgor's Collateral shall continue to secure (i) the payment in full of Debt arising prior to the giving of notice of termination, (ii) all Debt incurred pursuant to the Subject Commitment provided that Bank shall have made the Subject Commitment prior to receipt of notice of termination and (iii) all subsequent renewals and extensions, if any, of any or all of the Debt referred to in (i) or (ii) in whole or in part, even if the renewal or extension is effected after Bank's receipt of notice termination.

Hypothecation Agreement
Page 3

     All notice to Pledgor shall deemed given when mailed by the U.S. Mail to Pledgor's address listed below (or such other address as Pledgor may hereafter specify in writing Bank for the purpose), postage paid, whether or not received, however no method of giving actual notice is hereby precluded. Any and all waivers, consents and agreements by Bank must be in writing. This Agreement shall bind Pledgor and Pledgor's heirs, executors administrators, successors and assigns and shall benefit Bank and Bank's successors and assigns the rights and remedies conferred upon Bank by this Agreement are in addition to those Bank may have by other contract or by statute or operation of law. If more than one person or entity signs below, the "Pledgor" shall mean each of them, their obligations hereunder shall be and several and shall be agent of the other for all purpose related to this Agreement. This Agreement shall be governed by Ohio law.


                               DIVERSIFIED DATA PRODUCTS, INC.


                               By:__________________________
4177-B Varsity Drive                Name:  Michael E. Peppel
Ann Arbor, Michigan  48108          Title:  Vice President
 Mailing Address